                                                                ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated March 20, 2002, covering the audited financial statements of Variable Account D (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-79701 for Fortis Benefits Insurance Company Variable Account D on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
April 17, 2002